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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2007

JUNIPER CONTENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51240	20-2278320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

56 West 45th Street, Suite 805, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 398-3112

Juniper Partners Acquisition Corp.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Section 2	Financial Statements
Item 2.01	Completion of Acquisition or Disposition of Assets.

On January 19, 2007, Firecomm Acquisition, Inc., a Delaware corporation (“Merger Sub”) and wholly owned subsidiary of Juniper Partners Acquisition Corp. (“Juniper”), consummated a merger with Firestone Communications, Inc., a Delaware corporation (“Firestone”), in which Firestone became a wholly owned subsidiary of Juniper pursuant to the Agreement and Plan of Merger dated August 15, 2006 (“Merger Agreement”), among Juniper, Merger Sub, Firestone and certain stockholders of Firestone. At the closing of the merger, the Firestone stockholders were issued an aggregate of 2,676,127 shares of Juniper common stock, 125,000 Class W Warrants to purchase 125,000 shares of common stock and 125,000 Class Z Warrants to purchase to 125,000 shares of common stock . On January 19, 2007, Juniper and Firestone issued a press release announcing the closing of the transaction (“Closing”), a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

In connection with the approval of the above described transaction, the Juniper stockholders adopted (i) an amendment to Juniper’s Certificate of Incorporation to change the name of Juniper to Juniper Content Corporation, (ii) an amendment to Juniper’s Certificate of Incorporation to increase the number of authorized shares of Juniper common stock from 25,000,000 to 35,000,000, (iii) an amendment to Juniper’s Certificate of Incorporation to remove those provisions that will no longer be operative upon consummation of the merger and (iv) the 2006 Long-Term Incentive Plan, which reserves 600,000 shares of common stock for issuance in accordance with the plan’s terms.

Upon the Closing, Juniper changed its name to Juniper Content Corporation and is hereinafter referred to as the “Company.”

All shares of the Company’s Class B common stock automatically converted into shares of common stock upon consummation of the merger. To reflect the Company’s new name, its Common Stock, Class W Warrants, Class Z Warrants, Series A Units and Series B Units are trading on the Over-the-Counter Bulletin Board under the new symbols, JNPC, JNPCW, JNPCZ, JNPCU and JNPBU respectively. The Company expects that its securities will begin trading on the Nasdaq Capital Market shortly.

Item 2.02	Results of Operations and Financial Condition.

Reference is made to the disclosure contained in the Final Registration Statement containing a Definitive Proxy Statement/Prospectus (No. 333-137515), dated December 26, 2006 (hereinafter referred to as the “Registration Statement”), in the Section entitled “Firestone’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 107, which is incorporated herein by reference.

Section 3	Securities and Trading Markets
Item 3.03	Material Modification to Rights of Security Holders

Reference is made to the disclosure described in the Registration Statement in the Section entitled “Charter Text Amendment Proposal” on page 81, which is incorporated herein by reference.

Section 5	Corporate Governance and Management
Item 5.01	Changes in Control of Registrant.

Reference is made to the disclosure described in the Registration Statement in the Section entitled “The Merger Agreement” beginning on page 53, which is incorporated herein by reference.

Business

The business of the Company is described in the Registration Statement in the Section entitled “Business of Firestone” beginning on page 98 and is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Registration Statement in the Section entitled “Risk Factors” beginning on page 15 and is incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth under Items 2.02 and 9.01 of this Current Report on Form 8-K concerning the financial information of the Company.

Employees

The employees of the Company are described in the Registration Statement in the Section entitled “Business of Firestone - Employees” on page 102 and is incorporated herein by reference.

Properties

The facilities of the Company are described in the Registration Statement in the Section entitled “Business of Firestone - Property” on page 102 and is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The beneficial ownership of the Company’s common stock immediately after the consummation of the merger is described in the Registration Statement in the Section entitled “Beneficial Ownership of Securities” beginning on page 129 and is incorporated herein by reference.

Directors and Executive Officers

The directors and executive officers the Company upon the consummation of the Merger Agreement are described in the Registration Statement in the Section entitled “Directors and Executive Officers of Juniper Following the Merger” beginning on page 123 and is incorporated herein by reference.

Executive Compensation

The executive compensation of the Company's executive officers and directors is described in the Registration Statement in the Section entitled “Directors and Executive Officers of Juniper Following the Merger - Compensation” beginning on page 127 and is incorporated herein by reference.

Certain Relationships and Related Transactions

The certain relationships and related party transactions are described in the Registration Statement in the Section entitled “Certain Relationships and Related Party Transactions” beginning on page 134 and is incorporated herein by reference.

Legal Proceedings

The legal proceedings of the Company are described in the Registration Statement in the Section entitled “Business of Firestone- Legal Proceedings” beginning on page 106 and is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

All shares of the Company’s Class B common stock automatically converted into shares of common stock upon consummation of the merger. To reflect the Company’s new name, its Common Stock, Class W Warrants, Class Z Warrants, Series A Units and Series B Units are trading on the Over-the-Counter Bulletin Board under the new symbols, JNPC, JNPCW, JNPCZ, JNPCU and JNPBU, respectively. The Company expects that they will begin trading on the Nasdaq Capital Market shortly.

The market price of and dividends of the Company’s common stock and related stockholder matters are described in the Registration Statement in the Section entitled APrice Range of Juniper Securities and Dividends” on page 139 and is incorporated herein by reference.

Description of Registrant Securities to be Registered

The description of the Company’s securities are described in the Registration Statement in the Section entitled “Description of Juniper Common Stock and other Securities” beginning on page 137 and is incorporated herein by reference.

Indemnification of Directors and Officers

The Company’s Certificate of Incorporation provides that all directors, officers, employees and agents of the registrant shall be entitled to be indemnified by the Company to the fullest extent permitted by Section 145 of the Delaware General Corporation Law.

Section 145 of the Delaware General Corporation Law concerning indemnification of officers, directors, employees and agents is set forth below.

“Section 145. Indemnification of officers, directors, employees and agents; insurance.

(a) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person’s conduct was unlawful.

(b) A corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

(c) To the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b) of this section, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

(d) Any indemnification under subsections (a) and (b) of this section (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and (b) of this section. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

(e) Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in this section. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

(f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this section shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.

(g) A corporation shall have power to purchase and maintain insurance on behalf of any person who is or was director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under this section.

(h) For purposes of this section, references to “the corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this section with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

(i) For purposes of this section, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this section.

(j) The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(k) The Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this section or under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The Court of Chancery may summarily determine a corporation’s obligation to advance expenses (including attorneys’ fees).”

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers, and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a director, officer or controlling person in a successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to the court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial statements and supplementary Data of the Company.

Financial Statements and Exhibits

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial information of the Company.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective as of the Closing, and as a result of the merger between Juniper and Firestone, all of the Company directors (other than Stuart B. Rekant, Richard Intrator and Paul Kramer) resigned. Messrs. Raymond K. Mason, Robert L. Allbritton, John K. Billock and Bert A. Getz, Jr. were appointed as directors of the Company. In addition, Mr. Mason was appointed as Vice Chairman of the Company. Reference is made to the disclosure described in the Registration Statement in the Section entitled “Directors and Executive Officers of Juniper Following the Merger” beginning on page 123, which is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

In connection with the transactions described above, the Certificate of Incorporation of the Company was amended and restated. The form of Amended and Restated Certificate of Incorporation was filed as Annex B to the Registration Statement and is incorporated herein by reference.

Item 5.06	Change in Shell Company Status

The material terms of the transaction by which Firestone merged with and into Juniper are described in the Registration Statement in the Section entitled “The Merger Agreement” beginning on page 53 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Financial Statements

The financial statements and selected financial information of the Company are included in the Registration Statement in the Sections entitled “Selected Summary Historical and Pro Forma Consolidated Financial Information,” “Unaudited Pro Forma Consolidated Financial Statements” and “Index to Financial Statements” beginning on pages 11, 69 and F-1, respectively, and are incorporated herein by reference.

Exhibits

Exhibit	Description

2.1

Agreement and Plan of Merger dated August 15, 2006 by and among Juniper Acquisition Corp., Firecomm Acquisition, Inc., Firestone Communications, Inc. and certain of the stockholders of Firestone Communications, Inc. (Incorporated by reference from Registration Statement 333-137515 on Form S-4 filed September 21, 2006 and incorporated by reference herein).

3.1	Amended and Restated Certificate of Incorporation of Juniper Partners Acquisition Corp. (Incorporated by reference from Registration Statement 333-123050 on Form S-1 filed March 1, 2006).

3.1.1

Amended and Restated Certificate of Incorporation of Juniper Acquisition Corporation (Incorporated by reference from Registration Statement 333-137515 on Form S-4 filed September 21, 2006 and incorporated by reference herein).

3.2	Bylaws of Juniper Partners Acquisition Corp. (Incorporated by reference from Registration Statement 333-123050 on Form S-1 filed March 1, 2006).

4.1	Specimen Series A Unit Certificate of Registrant. (Incorporated by reference from Registration Statement 333-123050 on Form S-1 filed March 1, 2006).

4.2	Specimen Series B Unit Certificate of Registrant. (Incorporated by reference from Registration Statement 333-123050 on Form S-1 filed March 1, 2006).

4.3	Specimen Common Stock Certificate of Registrant. (Incorporated by reference from Registration Statement 333-123050 on Form S-1 filed March 1, 2006).

4.4	Specimen Class B Common Stock Certificate of Registrant. (Incorporated by reference from Registration Statement 333-123050 on Form S-1 filed March 1, 2006).

4.5	Specimen Class W Warrant Certificate of Registrant. (Incorporated by reference from Registration Statement 333-123050 on Form S-1 filed March 1, 2006).

4.6	Specimen Class Z Warrant Certificate of Registrant. (Incorporated by reference from Registration Statement 333-123050 on Form S-1 filed March 1, 2006).

4.7	Form of Unit Purchase Option. (Incorporated by reference from Amendment No. 4 to the Registration Statement 333-123050 on Form S-1 filed June 28, 2006).

4.8

Form of Warrant Agreement between Continental Stock Transfer & Trust Company and the Registrant. (Incorporated by reference from Amendment No. 4 to the Registration Statement 333-123050 on Form S-1 filed June 28, 2006).

9.1

Form of Voting Agreement among Juniper Partners Acquisition Corp., certain security holders of Firestone Communications, Inc. and certain security holders of Juniper Partners Acquisition Corp. (Incorporated by reference from Current Report on Form 8-K filed August 21, 2006.)

10.1

Letter Agreement among the Registrant, HCFP/Brenner Securities, LLC. and Stuart Rekant (without schedules; Incorporated by reference from Registration Statement 333-123050 on Form S-1 filed March 1, 2006).

10.2

Letter Agreement among the Registrant, HCFP/Brenner Securities, LLC. and Robert Becker (without schedules; Incorporated by reference from Registration Statement 333-123050 on Form S-1 filed March 1, 2006).

10.3

Letter Agreement among the Registrant, HCFP/Brenner Securities, LLC. and Paul Kramer (without schedules; Incorporated by reference from Registration Statement 333-123050 on Form S-1 filed March 1, 2006).

10.4

Letter Agreement among the Registrant, HCFP/Brenner Securities, LLC. and Daniel Burstein (without schedules; Incorporated by reference from Registration Statement 333-123050 on Form S-1 filed March 1, 2006).

10.5

Letter Agreement among the Registrant, HCFP/Brenner Securities, LLC. and Richard Intrator (without schedules; Incorporated by reference from Registration Statement 333-123050 on Form S-1 filed March 1, 2006).

10.6

Letter Agreement among the Registrant, HCFP/Brenner Securities, LLC. and Hidden Treasures, Inc. (without schedules; Incorporated by reference from Registration Statement 333-123050 on Form S-1 filed March 1, 2006).

10.7

Letter Agreement among the Registrant, HCFP/Brenner Securities, LLC. and WS Management, LLC (without schedules; Incorporated by reference from Registration Statement 333-123050 on Form S-1 filed March 1, 2006).

10.8

Form of Investment Trust Management Trust Agreement between the Registrant and Continental Stock Transfer & Trust Company (Incorporated by reference from Registration Statement 333-123050 on Form S-1 filed March 1, 2006).

10.9

Form of Letter Agreement between Juniper Partners Acquisition Corp. and Registrant regarding administrative support (Incorporated by reference from Registration Statement 333-123050 on Form S-1 filed March 1, 2006).

10.10	Form of Registration Rights Agreement among the Registrant and the Initial Stockholders (Incorporated by reference from Registration Statement 333-123050 on Form S-1 filed March 1, 2006).

10.11	Form of 2006 Incentive Stock Option Plan (Incorporated by reference from Registration Statement 333-137515 on Form S-4 filed September 21, 2006, and incorporated by reference herein).

10.12

Form of Escrow Agreement among Juniper Partners Acquisition Corp., Raymond K. Mason, as the Firestone Stockholders’ Representative and Continental Stock Transfer & Trust Company (Incorporated by reference from Current Report on Form 8-K filed August 21, 2006).

10.13	Form of Employment Agreement between Firestone Communications, Inc. and Leonard L. Firestone (Incorporated by reference from Current Report on Form 8-K filed August 21, 2006).

10.14

Form of Employment Agreement between Firestone Communications, Inc. and Christopher K. Firestone (Incorporated by reference from Registration Statement 333-137515 on Form S-4 filed September 21, 2006).

10.15	Employment Agreement dated August 15, 2006, between Juniper Partners Acquisition Corp. and Stuart B. Rekant (Incorporated by reference from Current Report on Form 8-K filed August 21, 2006).

10.16	Stock Option Agreement dated August 15, 2006 between Juniper Partners Acquisition Corp. and Stuart B. Rekant (Incorporated by reference from Current Report on Form 8-K filed August 21, 2006).

10.17

Amendment to Stock Option Agreement between Juniper Partners Acquisition Corp. and Stuart B. Rekant (Incorporated by reference from Amendment No. 2 to the Registration Statement 333-137515 on Form S-4 filed November 30, 2006).

10.18	Form of Lock-up Agreement executed by certain of the security holders of Firestone Communications, Inc. (Incorporated by reference from Current Report on Form 8-K filed August 21, 2006).

10.19	Form of Multi-System Operation Affiliate Agreement (Incorporated by reference from Registration Statement 333-137515 on Form S-4 filed September 21, 2006).

10.20	Lease Agreement between Firestone and VKM II, LLC dated February 24, 2003 (Incorporated by reference from Registration Statement 333-137515 on Form S-4 filed September 21, 2006).

10.21	Form of Facilities Lease Amendment between Firestone and VKM II, LLC. (Incorporated by reference from Amendment No. 1 to the Registration Statement 333-137515 on Form S-4 filed November 6, 2006).

10.22	Secured Promissory Note of Firestone to 12K, LLC dated January 20, 2005 (Incorporated by reference from Registration Statement 333-137515 on Form S-4 filed September 21, 2006).

10.23	Security Agreement between Firestone and 12K, LLC dated January 20, 2005 (Incorporated by reference from Registration Statement 333-137515 on Form S-4 filed September 21, 2006).

10.24	Assignment and Modification of Promissory Notes of Firestone to 12K, LLC dated July 1, 2005 (Incorporated by reference from Registration Statement 333-137515 on Form S-4 filed September 21, 2006).

10.25

Security Agreement between Firestone and Varina Knight Mason Testamentary Trust II dated January 24, 2003 (Incorporated by reference from Registration Statement 333-137515 on Form S-4 filed September 21, 2006).

10.26	Secured Convertible Promissory Note of Firestone to 12K, LLC dated September 23, 2005 (Incorporated by reference from Registration Statement 333-137515 on Form S-4 filed September 21, 2006).

10.27

Amended and Restated Reimbursement Agreement between Firestone Communications, Inc. and 12K, LLC dated March 9, 2006 (Incorporated by reference from Registration Statement 333-137515 on Form S-4 filed September 21, 2006).

10.28	Promissory Note between Firestone and Frost National Bank dated August 24, 2006 (Incorporated by reference from Registration Statement 333-137515 on Form S-4 filed September 21, 2006).

10.29	Convertible Promissory Note between Firestone and D. Thomas Moody dated December 21, 2000 (Incorporated by reference from Registration Statement 333-137515 on Form S-4 filed September 21, 2006).

10.30	Employment Contract for Leonard Firestone dated December 20, 2004 (Incorporated by reference from Registration Statement 333-137515 on Form S-4 filed September 21, 2006).

10.31	Employment Contract Addendum for Leonard Firestone dated September 23, 2005 (Incorporated by reference from Registration Statement 333-137515 on Form S-4 filed September 21, 2006).

10.32	Employment Contract for Christopher Firestone dated December 20, 2004 (Incorporated by reference from Registration Statement 333-137515 on Form S-4 filed September 21, 2006).

10.33	Employment Contract Addendum for Christopher Firestone dated September 23, 2005 (Incorporated by reference from Registration Statement 333-137515 on Form S-4 filed September 21, 2006).

10.34	Employment Term Sheet for William Raymond dated January 13, 2005 (Incorporated by reference from Registration Statement 333-137515 on Form S-4 filed September 21, 2006).

10.35

Satellite Service Agreement between Firestone and Intelsat Americas dated February 16, 2005 (Incorporated by reference from Amendment No. 1 to the Registration Statement 333-137515 on Form S-4 filed November 6, 2006).

10.36

Amendment Agreement to the Network Service agreement between Firestone Communications, Inc. and The Soundtrack Channel, LLC dated August 7, 2003 (Incorporated by reference from Registration Statement 333-137515 on Form S-4 filed September 21, 2006).

10.37

Network Transponder Service Agreement between Firestone and The Documentary Channel dated July 14, 2005 (Incorporated by reference from Amendment No. 1 to the Registration Statement 333-137515 on Form S-4 filed November 6, 2006).

10.38

Network Service Agreement between Firestone and Voth Network, Inc. dated April 17, 2003 (Incorporated by reference from Amendment No. 1 to the Registration Statement 333-137515 on Form S-4 filed November 6, 2006).

10.39

Agreement to File Schedules, Supplements and Exhibits dated November 2, 2006 (Incorporated by reference from Amendment No. 1 to the Registration Statement 333-137515 on Form S-4 filed November 6, 2006).

10.40	Section 262 of the Delaware General Corporation Law (Included as Annex D of the Definitive Proxy Statement (No. 333-137515), dated December 26, and incorporated by reference herein).

10.41	Employment Agreement dated as of August 15, 2006 between Firestone Communications, Inc. and Leonard Firestone.

10.42	Employment Agreement dated as of August 15, 2006 between Firestone Communications, Inc. and Chris Firestone.

10.43	Stock Option Agreement dated January 19, 2006 between Juniper Partners Acquisition Corp. and Leonard Firestone.

10.44	Stock Option Agreement dated January 19, 2006 between Juniper Partners Acquisition Corp. and Christopher Firestone.

99.1	Press Release announcing the Closing filed January 19, 2007.

99.2	Press Release announcing new symbols dated January 23, 2007.

99.3	Press Release announcing hiring of Firestone Senior Vice President dated January 24, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 24, 2007

JUNIPER CONTENT CORPORATION
By:	/s/ Stuart B. Rekant
Name:	Stuart B. Rekant
Title:	Chairman and Chief Executive Officer